Forward-Looking Statements
Statements in this presentation regarding First Marblehead’s future expectations, performance and financial projections, including with regard to projected future cash flows and the future performance of securitization trusts, as well as any other statements that are not purely historical, constitute forward looking statements for purposes of the safe harbor provisions of
The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on our plans, estimates and expectations as of May 8, 2008.  The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements.  Important factors that could cause or contribute to such differences include: degradation of credit quality or performance of the trusts’ loan portfolios; the inability of The Education
Resources Institute, Inc. (TERI), the third party guarantor of the underlying loans, which has filed a voluntary petition for reorganization under federal bankruptcy laws, to meet its guaranty obligations; the inability of Ambac Assurance
Corporation, which provides credit enhancement for certain securitization trusts, to meet its obligations; variance between the actual performance of securitization trusts and the key assumptions we have used in preparing the projected cash flows;
the effects of the TERI reorganization on TERI's performance of its collections functions with regard to delinquent and defaulted loans; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 11, 2008.  Important factors that could cause or contribute to differences between the actual performance of the securitization trusts and our key assumptions include economic, regulatory, competitive and other factors affecting prepayment, default and recovery rates on the underlying securitized loan portfolio, and interest rate trends, including the projected cost of funding for auction rate notes.  We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after May 8, 2008.
Disclaimer
The information in this presentation is intended to provide a broad overview of our securitized portfolio. Neither First
Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided.
Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future.  The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool.  Neither First Marblehead nor any other person is obligated to update the information contained herein.
Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange
Commission.
Exhibit 99.3

Direct to Consumer School Channel
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007
$0.7
$1.4
$2.2
$2.9
$3.9
66.5%
33.5% 69.5%
30.5%
72.6%
27.4%
70.9%
29.1%
76.8%
23.2%
82.9%
17.1%
$4.3
FY 2008*
Loans Available for Securitization by Fiscal Year
*FY 2008 Volume represents Q1, Q2 and Q3 FY 2008 only.

Parity Ratio
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
73
76

Trust parity ratios
As of March 31, 2008
Parity Ratio:
trust assets
(loan pool
balance plus
trust
accounts)
divided by
liabilities
(bonds
outstanding)
1
As of December 31, 2007 (most recently quarterly reporting date)
2
As of January 31, 2008 (most recent quarterly reporting date)
3
As of February 29, 2008 (most recent quarterly reporting date)
90%
92%
94%
96%
98%
100%
102%
NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04)
2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05)
2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06)
2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07)
2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07)
NCMSLT¹
2003-1²
2004-2
2004-1³
2005-1
2005-2
2005-3
2006-1
2006-2
2006-3
2007-1
2006-4
2007-2
2007-3, 2007-4
Months Since Inception

Net recovery rates
As of March 31, 2008
Net
Recoveries:
recoveries
(either in the
form of cash
or
repurchased
loans) net of
collection
costs.  FMC
assumes a
48% net
recovery rate
for residual
valuation
purposes.
Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery.
FMC Net Recovery Rates (by Year of Default)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
Months Since Default
2002 2003 2004 2005 2006 2007 Weighted Average Projected Net Recovery

FICO Scores for disbursed volume by fiscal year
Decisioned FICO Distribution
By Fiscal Year
10%
12%
15% 15%
12%
12%
14% 14%
14%
14%
14% 14%
39%
37%
35% 35%
25%
24%
21% 22%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008*
760-850
700-759
680-699
660-679
620-659
Decisioned FICO Distribution - School Channel
By Fiscal Year
5% 6% 7%
7%
9%
9%
9% 9%
12% 12%
12% 11%
41%
41%
40%
39%
32%
32%
31%
33%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008*
760-850
700-759
680-699
660-679
620-659
Decisioned
FICO Scores:
FICO score
that is
reflective of
decision on
cosigner,
student, or
borrower
without
cosigner
*2008 represents Q1, Q2 and Q3 FY 2008 only.
Decisioned FICO Distribution - Direct to Consumer
By Fiscal Year
13%
15%
17%
16%
13%
14%
15%
15%
15%
15%
15%
15%
38%
36%
34%
35%
22%
21%
19%
19%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008*
760-850
700-759
680-699
660-679
620-659

FMC FICO score distribution
Sources: First Marblehead, www.myfico.com
Decisioned FICO Distribution for Loans Booked in CY 2007 - CY 2008
0% 0% 0%
10%
33%
30%
24%
3%
0% 0% 0%
9%
32%
31%
25%
3%
0% 0% 0%
7%
33%
32%
24%
3%
0% 0% 0%
5%
26%
35%
30%
4%
2%
5%
8%
12%
15%
18%
27%
13%
0%
5%
10%
15%
20%
25%
30%
35%
40%
up to 499 500 - 549 550 - 599 600 - 649 650 - 699 700 - 749 750 - 799 800+
FICO Score Range
CY 2007 January-08 February-08 March-08 National Distribution of FICO Scores

NCSLT Trust Payment Status As of March 31, 2008 Source: First Marblehead 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NCSLT Trust Deferment - P&I Deferment - Principal Only Forbearance Repayment

Six month rolling prepayment rates
Updated through March 31, 2008*
*Average prepayment rate during preceding six month period.  NCMSLT as of December 31, 2007 (most recently quarterly reporting date).  NCSLT 2003-1 as of January
31, 2008 (most recent quarterly reporting date).  NCSLT 2004-1 as of February 29, 2008 (most recent quarterly reporting date)
Months Since
Inception
NCMSLT NCSLT 2003-1 NCSLT 2004-1 NCSLT 2004-2 NCSLT 2005-1 NCSLT 2005-2 NCSLT 2005-3 NCSLT 2006-1 NCSLT 2006-2 NCSLT 2006-3 NCSLT 2006-4 NCSLT 2007-1 NCSLT 2007-2 NCSLT 2007-3 NCSLT 2007-4
6 2.8% 2.7% 2.7% 3.2% 3.1% 3.6% 3.3% 3.6% 3.2% 3.2% 2.8% 2.5% 2.5%
7 #N/A 2.9% 3.1% 3.2% 3.2% 3.5% 3.2% 3.9% 3.3% 2.9% 3.0% 2.7% 2.6%
8 3.9% 2.7% #N/A 2.8% 3.1% 3.1% 3.3% 3.7% 3.2% 3.8% 3.2% 2.9% 3.1%
9 #N/A #N/A 2.7% 3.0% 3.3% 3.1% 3.8% 3.9% 3.1% 3.9% 3.1% 3.0% 3.1%
10 #N/A #N/A #N/A 3.0% 3.4% 3.3% 4.0% 3.8% 3.3% 4.0% 3.1% 3.0% 3.3%
11 3.6% 2.7% #N/A 3.1% 3.6% 3.3% 4.4% 4.0% 3.3% 3.9% 3.2% 3.1%
12 #N/A #N/A 2.8% 3.1% 3.8% 3.5% 4.5% 3.9% 3.5% 4.1% 3.2% 3.1%
13 #N/A #N/A #N/A 3.2% 3.7% 3.8% 4.7% 4.2% 3.7% 3.7% 3.3% 3.3%
14 2.9% 2.8% #N/A 3.4% 3.8% 4.2% 4.9% 4.2% 3.7% 3.8% 3.4%
15 #N/A #N/A 3.6% 3.2% 3.8% 4.4% 4.9% 4.3% 3.8% 3.9% 3.6%
16 #N/A #N/A #N/A 3.2% 4.0% 4.5% 5.0% 4.5% 3.6% 4.0% 3.7%
17 2.7% 2.7% #N/A 3.1% 4.3% 4.7% 4.9% 4.5% 3.6% 4.1%
18 #N/A #N/A 4.2% 3.2% 4.6% 5.2% 5.0% 4.6% 3.8% 4.2%
19 #N/A #N/A #N/A 3.2% 5.2% 5.3% 5.1% 4.4% 4.0% 4.6%
20 2.8% 2.9% #N/A 3.5% 5.3% 5.6% 5.0% 4.5% 4.2%
21 #N/A #N/A 4.0% 3.9% 5.6% 5.8% 5.1% 4.7% 4.5%
22 #N/A #N/A #N/A 4.2% 5.9% 6.1% 5.0% 4.7% 4.8%
23 3.2% 3.8% #N/A 4.7% 6.0% 6.0% 5.0% 5.0%
24 #N/A #N/A 4.8% 4.8% 6.3% 5.9% 4.8% 5.0%
25 #N/A #N/A #N/A 5.4% 6.2% 6.0% 4.9% 5.4%
26 3.3% 4.0% #N/A 5.6% 6.7% 5.8% 5.3%
27 #N/A #N/A 6.2% 5.8% 6.8% 5.8% 5.6%
28 #N/A #N/A #N/A 6.1% 6.8% 5.5% 5.9%
29 3.2% 3.9% #N/A 6.2% 6.8% 5.9% 6.1%
30 #N/A #N/A 6.6% 6.5% 6.5% 6.0% 6.5%
31 #N/A #N/A #N/A 6.2% 6.6% 6.1%
32 3.3% 4.8% #N/A 6.2% 6.1% 6.3%
33 #N/A #N/A 7.0% 6.3% 6.1% 6.3%
34 #N/A #N/A #N/A 6.2% 6.2% 6.6%
35 3.3% 6.2% #N/A 6.2% 6.2%
36 #N/A #N/A 7.2% 5.8% 6.6%
37 #N/A #N/A #N/A 6.0% 6.9%
38 3.5% 7.2% #N/A 6.2% 7.4%
39 #N/A #N/A 7.3% 6.3%
40 #N/A #N/A #N/A 6.3%
41 3.8% 7.3% #N/A 6.6%
42 #N/A #N/A 7.1% 7.1%
43 #N/A #N/A #N/A
44 3.9% 7.0% #N/A
45 #N/A #N/A 7.1%
46 #N/A #N/A
47 4.8% 7.1%
48 #N/A #N/A
49 #N/A #N/A
50 5.4% 7.6%
51 #N/A
52 #N/A
53 5.5%
54 #N/A
55 #N/A
56 6.4%
57 #N/A
58 #N/A
59 7.5%
60 #N/A
61 #N/A
62 7.8%
63 #N/A
64 #N/A
65 7.9%
66 #N/A
67 #N/A
68 7.6%
69 #N/A
70 #N/A
71 7.0%
72 #N/A
73 #N/A
74 6.7%
75 #N/A
76 #N/A
77 7.2%
Six Month Rolling CPR by Trust
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77
Months Since Trust Inception
NCMSLT
NCSLT 2003-1
NCLST 2004-1
NCSLT 2004-2
NCSLT 2005-1
NCSLT 2005-2
NCSLT 2005-3
NCSLT 2006-1
NCSLT 2006-2
NCSLT 2006-3
NCSLT 2006-4
NCSLT 2007-1
NCSLT 2007-2
NCSLT 2007-3
NCSLT 2007-4

Projected future cash flow stream
As of Q1, Q2 and Q3 Fiscal Year 2008 (in $millions)
$0
$50
$100
$150
$200
$250
$300
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $2,083 M)
Annual ASAFs ($M) (Total = $228 M)
Cumulative Cash Flow (Total = $2,311)
$0
$50
$100
$150
$200
$250
$300
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $1,743 M)
Annual ASAFs ($M) (Total = $215 M)
Cumulative Cash Flow (Total = $1,959 M)
Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to the most recent 10-Q SEC filing on our website
(www.firstmarblehead.com)
for important information regarding the Critical
Accounting Policies and Estimates used to prepare this projection.
These
charts
illustrate the
projected
amount and
timing of
Residual
and
Additional
Structural
Advisory
Fee cash
flow
payments to
FMC, based
upon trust
valuation
assumptions
as of
03/31/2008,
12/31/2007,
and
09/30/2007
December 31, 2007
September 30, 2007
March 31, 2008
$0
$50
$100
$150
$200
$250
$300
$350
$400
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $2,134M)
Annual ASAFs ($M) (Total = $309M)
Cumulative Cash Flow (Total = $2,444M)